UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 3, 2020
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Castlight Health, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on June 3, 2020 as a virtual meeting held over the Internet via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”). Present at the Annual Meeting in person or by proxy were holders representing 112,447,749 shares of the Company's Class A and Class B common stock (the "Common Stock"), representing approximately 75.20% of the eligible votes, constituting a quorum.

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

(a) Holders of the Company’s Common Stock voted to elect three Class III directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal. The final voting results are as follows:

Director Name	For	Withheld	Broker Non-Votes	Percentage of Votes in Favor
Michael Eberhard	74,460,016	18,717,074	19,270,659	79.91%
David Ebersman	74,357,278	18,819,812	19,270,659	79.80%
Maeve O’Meara	82,154,588	11,022,502	19,270,659	88.17%

(b) Holders of the Company’s Common Stock voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

For	88,408,489
Against	23,963,550
Abstain	75,710

(c) Holders of the Company’s Common Stock did not approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

For	40,297,176
Against	50,548,227
Abstain	2,331,687
Broker Non-Votes	19,270,659

(d) Holders of the Company’s Common Stock approved, on a non-binding advisory basis, to hold future non-binding advisory votes on the compensation paid by the Company to its named executive officers, on an annual basis. The final voting results are as follows:

1 Year	83,149,259
2 Years	380,579
3 Years	9,479,331
Abstain	167,921
Broker Non-Votes	19,270,659

Based on these results and consistent with the Company’s stockholders’ recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder non-binding advisory votes regarding the compensation to be paid by the Company to its named executive officers on an annual basis. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of named executive officers.

(e) Holders of the Company’s Common Stock voted to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split as described in the Proxy Statement. The final voting results are as follows:

For	111,596,573
Against	705,079
Abstain	146,097

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	June 3, 2020	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer